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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): JULY 27, 1998



                         WINDMERE-DURABLE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




FLORIDA                                  1-10177                59-1028301
(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


5980 MIAMI LAKES DRIVE
MIAMI LAKES, FLORIDA                                                    33014
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (305) 362-2611


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          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                         WINDMERE-DURABLE HOLDINGS, INC.

                                  JULY 27, 1998


ITEM 5.  OTHER EVENTS.

         On July 27, 1998, Windmere-Durable Holdings, Inc., a Florida corporation (the Company"), completed an underwritten offering of $130,000,000 of its 10% Senior Subordinated Notes due July 31, 2008 (the "Notes") under its shelf registration statement on Form S-3, as amended (Registration No. 333-56069), declared effective by the Securities and Exchange Commission on June 29, 1998 (the "Registration Statement"), a Prospectus, dated June 29, 1998, and the related Prospectus Supplement, dated July 22, 1998, relating to the offer and sale by the Company of the Notes (the "Notes Offering"). The total proceeds to the Company from the Notes Offering was $126,100,000, before deducting expenses payable by the Company in connection with the Notes Offering. The Notes Offering was underwritten by NationsBanc Montgomery Securities LLC ("NationsBanc"), pursuant to an Underwriting Agreement filed herewith as Exhibit
1.1. The terms and conditions of the Notes and related matters are set forth in the Supplemental Indenture filed herewith as Exhibit 4.1. The Notes are unconditionally guaranteed on a senior subordinated basis by all of the Company's current and future Domestic Subsidiaries (as defined in the Supplemental Indenture).

         On July 27, 1998, the Company also completed an underwritten offering of 3,041,000 shares of the Company's common stock, par value $.10 per share (the "Common Stock"), under the Registration Statement, a Prospectus, dated June 29, 1998, and the related Prospectus Supplement, dated July 22, 1998, relating to the offer and sale by the Company of the Common Stock (the "Common Stock Offering"). The total proceeds to the Company from the Common Stock Offering was $98,224,300, before deducting expenses payable by the Company in connection with the Common Stock Offering. The Common Stock Offering was underwritten by NationsBanc and Raymond James & Associates, Inc., pursuant to an Underwriting Agreement filed herewith as Exhibit 1.2. The shares of Common Stock were priced to the public at $34.00 per share.

         The Company applied the net proceeds of the Common Stock Offering and the Notes Offering to repay all outstanding indebtedness under senior subordinated loans in aggregate principal amount of $185,000,000 (the "Senior Subordinated Loans"), and a portion of outstanding indebtedness under senior secured credit facilities (the "Senior Credit Facilities"), including $20,000,000 under a Tranche C term loan and approximately $17,000,000 under a senior secured revolving credit facility. The Company obtained the Senior Subordinated Loans and the Senior Credit Facilities from affiliates of NationsBanc in order to facilitate its previously announced acquisition of the Cooking, Garment Care, Food Preparation, and Beverage businesses of the Household Products Group of The Black & Decker Corporation on June 26, 1998.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

         The following exhibits are filed as part of this Current Report on Form 8-K and as exhibits to the Registration Statement.

EXHIBIT NO.                DESCRIPTION

   1.1 Underwriting Agreement, dated July 22, 1998, among the Company, the Guarantors named therein and NationsBanc.

   1.2 Underwriting Agreement, dated July 22, 1998, among the Company, NationsBanc and Raymond James & Associates, Inc.

   4.1 Supplemental Indenture, dated as of July 27, 1998, among the Company, the Guarantors named therein and State Street Bank and Trust Company, as trustee.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WINDMERE-DURABLE HOLDINGS, INC.



Date:  July 30, 1998                        By: /s/ Cindy R. Solovei
                                                --------------------
                                                 Cindy R. Solovei, Treasurer




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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

    1.1 Underwriting Agreement, dated July 22, 1998, among the Company, the Guarantors named therein and NationsBanc.

    1.2 Underwriting Agreement, dated July 22, 1998, among the Company, NationsBanc and Raymond James & Associates, Inc.

    4.1 Supplemental Indenture, dated as of July 27, 1998, among the Company, the Guarantors named therein and State Street Bank and Trust Company, as trustee.